FOR IMMEDIATE RELEASE For More Information:
Claire S. Bean, Chief Financial Officer & C.O.O. Northeast Bank, 500 Canal Street, Lewiston, ME 04240 207-786-3245ext. 6202 www.northeastbank.com
Northeast Bancorp Reports Fourth Quarter Results, Declares Dividend

Lewiston, MAINE (August 1, 2011) -- Northeast Bancorp (“Northeast” or the “Company”) (NASDAQ: NBN), a Maine-based full-service financial services company and parent of Northeast Bank, today reported net income of $561,000 or $0.13 per diluted common share for the quarter ended June 30, 2011, which includes the effect of certain one-time gains described below. For the 184-day period ended June 30, 2011, the Company earned $12.6 million or $3.47 per diluted common share, results that included a $15.4 million bargain purchase gain and $3.2 million of transaction costs related to the merger of Northeast and FHB Formation LLC (“FHB”), which was consummated on December 29, 2010, and contributed approximately $16.2 million of new capital to the Company.

The Board of Directors has declared a cash dividend of $0.09 per share, payable on August 26, 2011 to shareholders of record as of August 12, 2011.

“We are very pleased with the progress that we’ve made in positioning Northeast Bank for growth,” said Richard Wayne, President and Chief Executive Officer of Northeast Bancorp. “This year, Northeast completed a successful transaction with FHB that brought new capital to the Company, enabling us to grow core deposits in our markets and increase our capital ratios. This, combined with our investments in building a Loan Acquisition and Servicing Group and an Online Deposit Program, will provide Northeast with a solid platform for future success.”

Earnings for the quarter ended June 30, 2011 included two non-recurring items, as follows:

1.	Gains on sales of securities totaling $1.15 million; and
2.	A $225,000 positive adjustment to the bargain purchase gain recorded in connection with the accounting for the merger with FHB.

Total assets as of June 30, 2011 were $596.4 million, a decrease of approximately 4.2%, or $26.2 million, compared to total assets of $622.6 million as of June 30, 2010. The principal components of the change in the balance sheet over the past year were as follows:

1.
An $81.5 million, or 20.6%, reduction in loans outstanding, approximately half of which is attributable to loan sales, principally from the Company’s indirect consumer loan portfolio. The remainder of the reduction in loans is the result of net amortization and pay-offs of residential and commercial loans and a $9.1 million decrease in loans held for sale;

2.
A $5.4 million reduction in the allowance for loan losses, a result of acquisition accounting that does not permit the carryover of the predecessor company’s allowance for loan losses. Credit considerations for loans on the date of consummation of the merger with FHB are instead reflected in fair value adjustments on that date;

3.	A $43.7 million, or 94.6%, reduction in short-term borrowed funds;
4.	A $16.9 million, or 4.4%, net increase in deposits, centered principally in demand deposit accounts and time deposits; and
5.	A $48.3 million, or 26.1%, increase in cash and securities, the net result of changes in loans and funding sources, and the infusion of new capital in conjunction with the merger.

Non-performing loans totaled $7.9 million at June 30, 2011, a reduction of $900,000, or 10.1%, from June 30, 2010.

As a result of the merger with FHB, coupled with the reduction in balance sheet size, the Company’s capital ratios have increased: the tier 1 leverage ratio increased to 10.3% compared to 8.4% at June 30, 2010 and the total risk-based capital ratio increased to 19.0% from 14.1% at June 30, 2010.

About Northeast Bancorp
Northeast Bancorp (NASDAQ: NBN) is the holding company for Northeast Bank, a full service community bank headquartered in Lewiston, Maine. Northeast Bank, together with its wholly owned subsidiary Northeast Bank Insurance Group, Inc., derives its income from a combination of traditional banking services and non-traditional financial products and services, including insurance and investments. Northeast Bank operates ten traditional bank branches, ten insurance offices, three investment centers and four loan production offices that serve seven counties in Maine and two in New Hampshire. Information regarding Northeast Bank can be found on its website at www.northeastbank.com or by contacting 1-800-284-5989.
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Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors.  You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this release and we do not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

IMPORTANT NOTE: Securities and Advisory Services offered through Commonwealth Financial Network, Member FINRA, SIPC, and a Registered Investment Advisor. Securities are not FDIC insured, not bank obligations or otherwise bank guaranteed and may lose value. Northeast Financial is located at 202 Rte. 1, Suite 206, Falmouth, ME 04105

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
	Successor	Predecessor
	Company (1)	Company (2)
	June 30,	June 30,
	2011	2010
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$3,227	$7,019
Short-term investments	80,704	13,416
Total cash and cash equivalents	83,931	20,435

Available-for-sale securities, at fair value	148,962	164,188
Loans held-for-sale	5,176	14,254

Loans receivable
Residential real estate	145,530	155,613
Commercial real estate	117,703	121,175
Construction	2,018	5,525
Commercial business	22,227	30,214
Consumer	22,435	69,782
Total loans, gross	309,913	382,309
Less allowance for loan losses	437	5,806
Loans, net	309,476	376,503

Premises and equipment, net	8,271	7,997
Acquired assets, net	690	1,292
Accrued interest receivable	1,244	2,081
Federal Home Loan Bank stock, at cost	4,890	4,889
Federal Reserve Bank stock, at cost	871	597
Intangible assets	13,133	11,371
Bank owned life insurance	13,794	13,286
Other assets	5,955	5,714

Total assets	$596,393	$622,607

Liabilities and Stockholders' Equity
Liabilities:
Deposits
Demand	$48,215	$35,266
Savings and interest checking	89,804	89,024
Money market	48,695	55,556
Brokered time deposits	4,924	4,883
Certificates of deposit	209,480	199,468
Total deposits	401,118	384,197

Federal Home Loan Bank advances	43,922	50,500
Structured repurchase agreements	68,008	65,000
Short-term borrowings	2,515	46,168
Junior subordinated debentures issued to affiliated trusts	7,957	16,496
Capital lease obligation	2,075	2,231
Other borrowings	2,229	2,630
Other liabilities	3,615	4,479
Total liabilities	531,439	571,701

Commitments and contingent liabilities

Stockholders' equity
Preferred stock, $1.00 par value, 1,000,000 shares authorized; 4,227 shares issued and outstanding
at June 30, 2011 and June 30, 2010 liquidation preference of $1,000 per share	4	4
Voting common stock, at stated value, 13,500,000 shares authorized; 3,312,173 and 2,323,832 shares
issued and outstanding at June 30, 2011 and June 30, 2010, respectively	3,312	2,324
Non-voting common stock, at stated value, 1,500,000 shares authorized; 195,351 and 0 shares
issued and outstanding at June 30, 2011 and June 30, 2010, respectively	195	-
Warrants	406	133
Additional paid-in capital	49,700	6,761
Unearned restricted stock award	(163)	-
Retained earnings	11,726	37,338
Accumulated other comprehensive (loss) income	(226)	4,346
Total stockholders' equity	64,954	50,906

Total liabilities and stockholders' equity	$596,393	$622,607

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except share and per share data)

	Successor		Predecessor
	Company (1)		Company (2)
	Unaudited	Unaudited	Unaudited	Unaudited	Audited
	Three Months	184 Days	181 Days	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	December 28,	June 30,	June 30,
	2011	2011	2010	2010	2010
Interest and dividend income:
Interest on loans	$5,699	$11,544	$11,210	$5,768	$23,803
Taxable interest on available-for-sale securities	684	1,555	2,866	1,689	6,860
Tax-exempt interest on available-for-sale securities	-	76	231	119	476
Dividends on available-for-sale securities	4	11	14	29	75
Dividends on Federal Home Loan Bank and Federal Reserve Bank stock	15	28	18	9	36
Other interest and dividend income	56	90	39	3	12
Total interest and dividend income	6,458	13,304	14,378	7,617	31,262

Interest expense:
Deposits	849	1,665	2,796	1,608	7,115
Federal Home Loan Bank advances	236	535	918	461	1,798
Structured repurchase agreements	240	512	1,392	700	654
Short-term borrowings	9	76	376	169	759
Junior subordinated debentures issued to affiliated trusts	185	365	340	172	2,872
Obligation under capital lease agreements	26	54	55	28	116
Other borrowings	19	54	75	43	199
Total interest expense	1,564	3,261	5,952	3,181	13,513

Net interest and dividend income before provision for loan losses	4,894	10,043	8,426	4,436	17,749

Provision for loan losses	658	707	912	360	1,864
Net interest and dividend income after provision for loan losses	4,236	9,336	7,514	4,076	15,885

Noninterest income:
Fees for other services to customers	347	670	698	387	1,504
Net securities gains (losses)	1,153	1,200	17	3	(18)
Gain on sales of loans	486	830	1,867	556	1,264
Investment commissions	701	1,435	1,174	599	2,054
Insurance commissions	1,277	2,772	2,661	1,508	6,213
BOLI income	128	259	250	126	502
Bargain purchase gain	225	15,441	-	-	-
Other income	195	351	330	118	627
Total noninterest income	4,512	22,958	6,997	3,297	12,146

Noninterest expense:
Salaries and employee benefits	4,448	9,439	6,670	3,527	13,920
Occupancy and equipment expense	934	1,864	1,556	773	3,338
Professional fees	443	830	527	616	1,026
Data processing fees	314	651	618	318	1,245
Intangible assets amortization	635	1,079	344	175	724
Merger expense	7	3,189	94	395	547
Goodwill impairment	-	-		408	408
Other	1,295	2,750	2,138	764	4,209
Total noninterest expense	8,076	19,802	11,947	6,976	25,417

Income before income tax expense	672	12,492	2,564	397	2,614
Income tax expense (benefit)	111	(60)	768	353	895

Net income	$561	$12,552	$1,796	$44	$1,719

Net income available to common stockholders	$464	$12,355	$1,677	$(18)	$1,432

Weighted-average shares outstanding
Basic	3,493,377	3,492,933	2,330,197	2,322,332	2,321,894
Diluted	3,522,845	3,548,164	2,354,385	2,342,153	2,334,339
Earnings per common share:
Basic	$0.13	$3.52	$0.72	$(0.01)	$0.64
Diluted	$0.13	$3.47	$0.71	$(0.01)	$0.63

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS AND OTHER DATA
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor		Predecessor
	Company (1)		Company (2)
	Three Months	184 Days	181 Days	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	December 28,	June 30,	June 30,
	2011	2011	2010	2010	2010
Financial Highlights:
Net interest income	$4,894	$10,043	$8,426	$4,436	$17,749
Net income	$561	$12,552	$1,796	$44	$1,719
Weighted average shares outstanding:
Basic	3,493,377	3,492,933	2,330,197	2,322,332	2,321,894
Diluted	3,522,845	3,548,164	2,354,385	2,342,153	2,334,339
Earnings per share:
Basic	$0.13	$3.52	$0.72	$(0.01)	$0.64
Diluted	$0.13	$3.47	$0.71	$(0.01)	$0.63
Stockholders' equity - end of period	$64,954			$50,906
Book value per share - end of period	$17.33			$20.08
Tangible book value per share - end of period	$13.58			$15.18

Ratios and Other Information:
Return on average assets	0.37%	4.09%	0.57%	0.03%	0.28%
Return on average equity	3.44%	38.23%	6.94%	0.35%	3.47%
Net interest rate spread (3)	3.35%	3.41%	2.69%	2.94%	2.94%
Net interest margin (4)	3.52%	3.56%	2.91%	3.14%	3.15%
Efficiency ratio (5)	86%	60%	77%	90%	85%
Non-interest expense to average total assets	5.36%	6.45%	3.83%	4.54%	4.16%
Average interest-earning assets to average interest-bearing liabilities	115.00%	113.27%	110.66%	108.39%	108.73%

At period end:
Non-performing assets to total assets	1.45%			1.63%
Non-performing loans to total loans	2.57%			2.31%
Allowance for loan losses to total loans	0.14%			1.52%

Equity to total assets	10.89%			8.18%
Tier 1 leverage capital ratio	10.33%			8.40%
Total risk-based capital ratio	18.96%			14.09%

Number of full service branches	10			11
Number of insurance agency offices	10			11
Number of investment and mortgage loan origination offices	7			5

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

(3)	The net interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted- average cost of interest-bearing liabilities for the period.

(4)	The net interest margin represents net interest income as a percent of average interest-earning assets for the period.

(5)	The efficiency ratio represents non-interest expense divided by the sum of net interest income (before the loan loss provision) plus non-interest income.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Three months ended June 30,
	2011			2010

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Q-T-D Inc.	Rate (1)	Balance	Q-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities	$143,965	$688	1.92%	$167,383	$1,837	4.53%
Loans (2)(3)	317,034	5,699	7.21%	390,172	5,768	5.93%
Bank Regulatory Stock	5,616	15	1.07%	5,486	9	0.66%
Short-term investments (4)	91,655	56	0.25%	9,707	3	0.12%
Total interest-earning assets	558,270	6,458	4.64%	572,748	7,617	5.37%

Total non-interest earning assets	46,588			42,899

Total assets	$604,858			$615,647

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$56,734	$78	0.55%	$50,620	$103	0.82%
Money Market	50,320	62	0.49%	49,620	141	1.14%
Savings	33,898	32	0.38%	36,831	65	0.71%
Time	216,772	677	1.25%	209,342	1,299	2.49%
Total interest-bearing deposits	357,724	849	0.95%	346,413	1,608	1.86%
Short-term borrowings (5)	3,460	9	1.04%	45,069	169	1.50%
Borrowed funds	116,346	521	1.80%	120,430	1,232	4.10%
Junior Subordinated Debentures	7,940	185	9.35%	16,496	172	4.18%
Total interest-earning liabilities	485,470	1,564	1.29%	528,408	3,181	2.41%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	50,260			33,198
Other liabilities	3,724			3,438

Total liabilities	539,454			565,044

Stockholders' equity	65,405			50,603
Total liabilities and stockholders' equity	$604,859			$615,647

Net interest income		$4,894			$4,436

Interest rate spread			3.35%			2.96%
Net yield on interest earning assets (6)			3.52%			3.14%

(1)	Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Twelve months ended June 30,
	2011			2010

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Y-T-D Inc.	Rate (1)	Balance	Y-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities	$152,820	$4,753	3.20%	$163,601	$7,411	4.66%
Loans (2)(3)	361,262	22,754	6.30%	392,398	23,803	6.07%
Bank Regulatory Stock	5,518	46	0.83%	5,486	36	0.66%
Short-term investments (4)	57,330	129	0.23%	8,761	12	0.14%
Total interest-earning assets	576,930	27,682	4.82%	570,246	31,262	5.52%

Total non-interest earning assets	42,070			41,219

Total assets	$619,000			$611,465

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$55,094	$344	0.62%	$48,271	$379	0.79%
Money Market	54,081	347	0.64%	43,974	532	1.21%
Savings	36,536	166	0.45%	29,366	181	0.62%
Time	201,830	3,604	1.79%	224,399	6,023	2.68%
Total interest-bearing deposits	347,541	4,461	1.28%	346,010	7,115	2.06%
Short-term borrowings (5)	36,679	452	1.23%	42,940	759	1.77%
Borrowed funds	119,032	3,595	3.02%	119,002	2,767	2.33%
Junior Subordinated Debentures	12,173	705	5.79%	16,496	2,872	17.41%
Total interest-earning liabilities	515,425	9,213	1.79%	524,448	13,513	2.58%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	40,875			34,186
Other liabilities	4,302			3,332

Total liabilities	560,602			561,966

Stockholders' equity	58,397			49,499
Total liabilities and stockholders' equity	$618,999			$611,465

Net interest income		$18,469			$17,749

Interest rate spread			3.03%			2.94%
Net yield on interest earning assets (5)			3.23%			3.15%

(1)	Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.